Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Select 500 Fund, a series of Value Equity Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




October 22, 2003                                 /s/Richard T. Hale
                                                 -------------------------------
                                                 Richard T. Hale
                                                 Chief Executive Officer
                                                 Scudder Select 500 Fund, a
                                                 series of Value Equity Trust

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                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group






Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Select 500 Fund, a series of Value Equity Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




October 22, 2003                                  /s/Charles A. Rizzo
                                                  ------------------------------
                                                  Charles A. Rizzo
                                                  Chief Financial Officer
                                                  Scudder Select 500 Fund, a
                                                  series of Value Equity Trust